Exhibit 10.14

EXECUTION VERSION

CONSENT AND ACKNOWLEDGMENT

(Other Second Lien Obligations)

This CONSENT AND ACKNOWLEDGMENT (this “Consent”), dated as of May 2, 2016, is executed by WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Other Second Lien Obligations Agent (the “New Agent”), and acknowledged by BARCLAYS BANK PLC (“Barclays”) (as successor in interest to Credit Suisse AG, Cayman Islands Branch), as the Applicable First Lien Agent, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CS”), as the Applicable Second Lien Agent, and PRIME SECURITY SERVICES BORROWER, LLC, as the Company (on behalf of itself and the other Pledgors as defined in the First Lien/Second Lien Intercreditor Agreement defined below).

This Consent is with respect to that certain First Lien/Second Lien Intercreditor Agreement, dated as of July 1, 2015 (as amended, renewed, extended, supplemented, restated, replaced or otherwise modified from time to time, the “First Lien/Second Lien Intercreditor Agreement”), by Barclays, in its capacities as First Lien Facility Agent and Applicable First Lien Agent, and CS, in its capacities as Second Lien Facility Agent and Applicable Second Lien Agent; and acknowledged and consented to (a) by the Company for itself and on behalf of the Pledgors, (b) by each Other First Lien Obligations Agent, for itself and on behalf of such Other First Lien Obligations Secured Parties, that has executed and delivered an applicable Consent and Acknowledgment, and (c) by each other Other Second Lien Obligations Agent, for itself and on behalf of such other Other Second Lien Obligations Secured Parties, that has executed and delivered an applicable Consent and Acknowledgment. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the First Lien/Second Lien Intercreditor Agreement.

Reference is made to that certain Indenture, dated as of May 2, 2016, among Prime Security Services Borrower, LLC, a Delaware limited liability company (the “Company”), Prime Finance Inc., a Delaware corporation (the “Co-Issuer” and, together with the Company, the “Issuers”), the subsidiary guarantors party thereto from time to time and the New Agent with respect to which the New Agent acts as trustee and pursuant to which the Issuers have issued $3,140,000,000 of 9.250% Second-Priority Senior Secured Notes due 2023.

The New Agent hereby (a) represents that it is acting in the capacity of an Other Second Lien Obligations Agent for the “Secured Parties” as defined in and under the Collateral Agreement (Second Lien), dated as of May 2, 2016, among, inter alia, the Issuers and New Agent, and (b) agrees, for itself and on behalf of such Secured Parties, to be bound by the terms of the First Lien/Second Intercreditor Agreement as if it were an Other Second Lien Obligations Agent, and such Secured Parties were Other Second Lien Obligations Secured Parties, as of the date of the First Lien/Second Lien Intercreditor Agreement.

The address of the New Agent for purposes of all notices and other communications hereunder and under the First Lien/Second Lien Intercreditor Agreement is as follows:

Wells Fargo Bank, National Association

150 East 42nd Street

40th Floor

New York, NY 10017

Attention: Corporation Trust Services

Facsimile No.: (917) 260-1593

THIS CONSENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

IN WITNESS WHEREOF, the undersigned has caused this Consent and Acknowledgment to be duly executed by its authorized officer as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Stefan Victory
Name:	Stefan Victory
Title:	Vice President

Acknowledged and Confirmed by, for purposes of the First Lien/Second Lien Intercreditor Agreement:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Applicable Second Lien Agent

By:	/s/ Robert Hetu
Name:	Robert Hetu
Title:	Authorized Signatory

By:	/s/ Lingzi Huang
Name:	Lingzi Huang
Title:	Authorized Signatory

BARCLAYS BANK PLC,
as Applicable First Lien Agent

By:	/s/ Christopher R. Lee
Name:	Christopher R. Lee
Title:	Vice President

PRIME SECURITY SERVICES BORROWER, LLC, for itself and on behalf of the Pledgors

By:	/s/ Timothy J. Whall
Name:	Timothy J. Whall
Title:	President and Chief Executive Officer

[Signature Page to Consent and Acknowledgment]